UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 14, 2024
Date of Report (Date of earliest event reported)
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	Nasdaq Stock Market
3.75% Senior Notes due 2034	AVY34	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c)    On November 14, 2024, Gregory S. Lovins, Senior Vice President and Chief Financial Officer of Avery Dennison Corporation (the “Company”), began a medical leave of absence. Mr. Lovins ceased serving as the Company’s principal financial officer as of that date.

On November 14, 2024, the Company’s Board of Directors (the “Board”) elected Danny G. Allouche as the Company’s Senior Vice President and Interim Chief Financial Officer, effective November 15, 2024. Mr. Allouche, age 50, has served as the Company’s Senior Vice President and Chief Strategy and Corporate Development Officer since August 2022, after having served as Vice President, Chief Strategy and Corporate Development Officer, from April 2021 to July 2022. Prior to that, he served as Vice President, Corporate Development, from May 2016 to March 2021 and Vice President, Treasury and Corporate Development, from August 2015 to May 2016. Mr. Allouche also held several other leadership roles in positions of increasing responsibility since joining the Company in August 2010. Mr. Allouche will retain his current role as Chief Strategy and Corporate Development Officer in addition to assuming the responsibilities as the Company’s interim principal financial officer.

In connection with this election, giving consideration to the fact that the length of the interim appointment is not known at this time and the Company’s annual executive compensation review process takes place in three months’ time, the Board’s Talent and Compensation Committee approved an unchanged compensation package for Mr. Allouche. His current compensation is as follows: (i) an annual base salary of ILS 1,680,000 (or approximately $450,000); (ii) a target Annual Incentive Plan opportunity of 50%; and (iii) a target annual long-term incentive opportunity of 120%. Mr. Allouche will continue to be eligible to participate in the Company’s executive severance plan as described in the Company’s 2024 Proxy Statement filed with the Securities and Exchange Commission on March 11, 2024.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: November 15, 2024	By:	/s/ Deon M. Stander
		Name: Title:	Deon M. Stander President and Chief Executive Officer